UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2018

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11270 West Park Place, Suite 1000, Milwaukee, WI 53224

(Address of principal executive offices including zip code)

((414) 760-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2018, the Board of Directors (the “Board”) of The Manitowoc Company, Inc. (the “Company”) increased the size of the Board from seven members to eight members and elected Roy V. Armes as a new director to fill the vacancy created by such increase effective July 31, 2018.  Mr. Armes’ term will expire at the Company’s 2019 annual meeting of shareholders.

The Board of Directors appointed Mr. Armes to serve on the Corporate Governance Committee and the Compensation Committees.

Mr. Armes, age 65, was previously a director of the Company from 2010 to 2016.  Mr. Armes is the former, Executive Chairman, President and CEO of Cooper Tire and Rubber Company from 2007 to 2016.  Mr. Armes held various executive positions with Whirlpool Corporation from 1975 to 2006 including Senior Vice President, Project Management Office; Corporate Vice President and General Director, Whirlpool Mexico; Corporate Vice President, Global Procurement Operations; President/Managing Director, Whirlpool Greater China, Inc. Hong Kong; Vice President, Manufacturing Technology, Whirlpool Asia (Singapore); and Vice President, Manufacturing & Technology, Refrigeration Products, Whirlpool Europe (Comerio, Italy).  Mr. Armes presently serves on the Board of Directors of AGCO Corporation.

Mr. Armes will receive the same compensation as the Company’s other non-employee directors, as described under “Director Compensation” in the Company’s Proxy Statement for its 2018 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 22, 2018.

There are no arrangements between Mr. Armes and any other person pursuant to which Mr. Armes was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Armes has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing this change to the Board is attached hereto as Exhibit 99 and incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: July 31, 2018	/s/ Thomas L. Doerr
Thomas L. Doerr, Jr.
Senior Vice President, General Counsel & Secretary

3